Exhibit 5.2

[LETTERHEAD OF KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP]

April 7, 2005

The Neiman Marcus Group, Inc.
Neiman Marcus, Inc.
One Marcus Square
1618 Main Street
Dallas, Texas 75201
Attention: Nelson A. Bangs, Esq.

        Re: Neiman Marcus Holdings, Inc.

Ladies and Gentlemen:

        We have acted as special California counsel to Neiman Marcus Holdings, Inc., a California corporation (the "Guaranteeing Subsidiary"), in connection with (i) the $700,000,000 aggregate principal amount of 9%/9 3/4% Senior Notes due 2015 (the "Senior Notes") issued under a senior indenture, dated as of October 6, 2005 (the "Senior Indenture"), among The Neiman Marcus Group, Inc. (the "Company"), Newton Acquisition, Inc., a Delaware corporation ("Newton Acquisition"), each of the domestic subsidiaries (the "Subsidiary Guarantors") of the Company, and Wells Fargo Bank, National Association, as trustee (the "Trustee") and (ii) the $500,000,000 aggregate principal amount of 10 3/8% Senior Subordinated Notes due 2015 (the "Senior Subordinated Notes" and, together with the Senior Notes, the "Securities") issued under a senior subordinated indenture, dated as of October 6, 2005 (the "Senior Subordinated Indenture" and, together with the Senior Indenture, the "Indentures"), among the Company, Newton Acquisition, the Subsidiary Guarantors and the Trustee. In connection with the Transactions, as set forth in the Indentures, each Subsidiary Guarantor guaranteed the Senior Notes on a senior basis and the Senior Subordinated Notes on a senior subordinated basis (the "Subsidiary Guarantee").

        Capitalized terms used but not defined herein have the meanings given to them in the Form S-4 Registration Statement Under the Securities Act of 1933, as amended (the "Act") filed with the Securities and Exchange Commission (the "Commission") by the Company and Neiman Marcus, Inc. on the date hereof (the "Registration Statement"), in respect of the Issuer's Senior Exchange Notes and Senior Subordinated Exchange Notes to be offered in exchange for all of the Issuer's outstanding Senior Notes and Senior Subordinated Notes.

        We did not participate in the preparation of any of the Indentures, the Registration Statement and the Form S-1 Registration Statement Under the Act filed with the Commission by the Company and Neiman Marcus, Inc. on the date hereof (the "S-1 Registration Statement"). Accordingly, we do not pass upon or assume any responsibility for the accuracy, completeness or fairness of the information contained in such materials.

        In connection with rendering the opinions set forth below, we have examined the Indentures and made such other investigation as we have deemed appropriate. We have examined and relied on certificates of public officials, resolutions of the Board of Directors of the Guaranteeing Subsidiary dated October 6, 2005 (the "Resolutions"), and a written consent of the Company, as the sole stockholder of the Guaranteeing Subsidiary. We have also relied on the statements contained in the Registration Statement and the S-1 Registration Statement. We have not independently established any of the facts so relied on.

        For the purposes of this opinion letter we have assumed that the persons signing the Resolutions constitute all of the directors of the Guaranteeing Subsidiary and that each was duly elected and qualified. We have also assumed that the execution and delivery of the Indentures by the Guaranteeing Subsidiary is necessary for the conduct, promotion or attainment of its business. We have further assumed that each document submitted to us is accurate and complete, that each such document that is an original is authentic, that each such document that is a copy conforms to an authentic original, and that all signatures on each such document are genuine. We have additionally assumed that there have been no amendments to the Article of Incorporation of the Guaranteeing Subsidiary, other than the Certificate of Amendment filed with the California Secretary of State on June 23, 1989, as File No. A371940. We have also assumed the legal capacity of natural persons, and we have assumed that each party to each of the Indentures (other than the Guaranteeing Subsidiary) has the legal capacity and has satisfied all legal requirements necessary to make that Indenture enforceable against it. We have not verified any of the foregoing assumptions.

        The opinions expressed in this opinion letter are limited to the law of the State of California. Except as expressly set forth in this opinion letter, we are not opining on specialized laws that are not customarily covered in opinion letters of this kind, such as tax, insolvency, antitrust, pension, employee benefit, environmental, intellectual property, banking, insurance, labor, health and safety, and securities laws. We are not opining on federal law or the law of any county, municipality or other political subdivision or local governmental agency or authority.

        Based on the foregoing, and subject to the foregoing and the additional qualifications and other matters set forth below, it is our opinion that:

        1.     The Guaranteeing Subsidiary is validly existing as a corporation and in good standing under the laws of the State of California.

        2.     The Guaranteeing Subsidiary has the corporate power to enter into each of the Indentures.

        3.     The execution and delivery, as a guarantor, of each of the Indentures was duly authorized by all necessary corporate action of the Guaranteeing Subsidiary and each of the Indentures was duly executed and delivered by the Guaranteeing Subsidiary.

        We express no opinion with respect to any matter involving financial information or relating to compliance with financial covenants or financial requirements.

        Insofar as the foregoing opinions relate to the valid existence and good standing of the Guaranteeing Subsidiary, they are based solely on certificates of good standing received from the Secretary of State of the State of California.

        We hereby consent to the filing of this opinion as Exhibit 5.2 to the Registration Statement and to the reference to this firm in the Registration Statement and the related prospectus under the caption "Legal Matters." In giving such consent, we do not thereby admit that we are experts with respect to any part of the Registration Statement, including this Exhibit, within the meaning of the term "expert" as used in the Act or the rules and regulations of the Commission issued thereunder. The opinions expressed herein are rendered on and as of the date hereof, and we assume no obligation to update, supplement or advise you, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

Yours truly,
/s/ Kirkpatrick & Lockhart Nicholson Graham LLP

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[LETTERHEAD OF KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP]

April 7, 2006

The Neiman Marcus Group, Inc.
Neiman Marcus, Inc.
One Marcus Square
1618 Main Street
Dallas, Texas 75201
Attention: Nelson A. Bangs, Esq.

  Re:
  NEMA Beverage Holding Corporation, NEMA Beverage Parent Corporation,
  NEMA Beverage Corporation

Ladies and Gentlemen:

        We have acted as special Texas counsel to NEMA Beverage Holding Corporation, a Texas corporation, NEMA Beverage Parent Corporation, a Texas corporation, and NEMA Beverage Corporation, a Texas corporation (each referred to herein as a "Guaranteeing Subsidiary"), in connection with (i) the $700,000,000 aggregate principal amount of 9%/9 3/4% Senior Notes due 2015 (the "Senior Notes") issued under a senior indenture, dated as of October 6, 2005 (the "Senior Indenture"), among The Neiman Marcus Group, Inc. (the "Company"), Newton Acquisition, Inc., a Delaware corporation ("Newton Acquisition"), each of the domestic subsidiaries (the "Subsidiary Guarantors") of the Company, and Wells Fargo Bank, National Association, as trustee (the "Trustee") and (ii) the $500,000,000 aggregate principal amount of 10 3/8% Senior Subordinated Notes due 2015 (the "Senior Subordinated Notes" and, together with the Senior Notes, the "Securities") issued under a senior subordinated indenture, dated as of October 6, 2005 (the "Senior Subordinated Indenture" and, together with the Senior Indenture, the "Indentures"), among the Company, Newton Acquisition, the Subsidiary Guarantors and the Trustee. In connection with the Transactions, as set forth in the Indentures, each Subsidiary Guarantor guaranteed the Senior Notes on a senior basis and the Senior Subordinated Notes on a senior subordinated basis (the "Subsidiary Guarantee").

        Capitalized terms used but not defined herein have the meanings given to them in the Form S-4 Registration Statement Under the Securities Act of 1933, as amended (the "Act") filed with the Securities and Exchange Commission (the "Commission") by the Company and Neiman Marcus, Inc. on the date hereof (the "Registration Statement"), in respect of the Issuer's Senior Exchange Notes and Senior Subordinated Exchange Notes to be offered in exchange for all of the Issuer's outstanding Senior Notes and Senior Subordinated Notes.

        We did not participate in the preparation of any of the Indentures, the Registration Statement and the Form S-1 Registration Statement Under the Act filed with the Commission by the Company and Neiman Marcus, Inc. on the date hereof (the "S-1 Registration Statement"). Accordingly, we do not pass upon or assume any responsibility for the accuracy, completeness or fairness of the information contained in such materials.

        In connection with rendering the opinions set forth below, we have examined the Indentures and made such other investigation as we have deemed appropriate. We have examined and relied on certificates of public officials, and records of action taken by the boards of directors and stockholders identified on Schedule I hereto (collectively, the "Resolutions" of the applicable Guaranteeing Subsidiary). We have also relied on the statements contained in the Registration Statement and the S-1 Registration Statement. We have not independently established any of the facts so relied on.

        For the purposes of this opinion letter we have assumed that the persons signing the Resolutions constitute all of the directors of the applicable Guaranteeing Subsidiary and that each was duly elected and qualified. We have also assumed that the execution and delivery of the Indentures by each Guaranteeing Subsidiary is necessary for the conduct, promotion or attainment of its respective business. We have further assumed that each document submitted to us is accurate and complete, that each such document that is an original is authentic, that each such document that is a copy conforms to an authentic original, and that all signatures on each such document are genuine. We have also assumed the legal capacity of natural persons, and we have assumed that each party to each of the Indentures (other than the applicable Guaranteeing Subsidiary) has the legal capacity and has satisfied all legal requirements necessary to make that Indenture enforceable against it. We have assumed that the issuance and sale of the Senior Exchange Notes and Senior Subordinated Exchange Notes do not constitute a change of control for purposes of the Texas Business Corporation Act and that none of the Guaranteeing Subsidiaries has elected to be governed by the Texas Business Organizations Code. We have not verified any of the foregoing assumptions.

        The opinions expressed in this opinion letter are limited to the law of the State of Texas. Except as expressly set forth in this opinion letter, we are not opining on specialized laws that are not customarily covered in opinion letters of this kind, such as tax, insolvency, antitrust, pension, employee benefit, environmental, intellectual property, banking, insurance, labor, health and safety, and securities laws. We are not opining on federal law or the law of any county, municipality or other political subdivision or local governmental agency or authority.

        Based on the foregoing, and subject to the foregoing and the additional qualifications and other matters set forth below, it is our opinion that:

        1.     Each Guaranteeing Subsidiary is validly existing as a corporation and in good standing under the laws of the State of Texas.

        2.     Each Guaranteeing Subsidiary has the corporate power to enter into each of the Indentures.

        3.     The execution and delivery, as a guarantor, of each of the Indentures was duly authorized by all necessary corporate action of the applicable Guaranteeing Subsidiary and each of the Indentures was duly executed and delivered by each Guaranteeing Subsidiary.

        We express no opinion with respect to any matter involving financial information or relating to compliance with financial covenants or financial requirements.

        Insofar as the foregoing opinions relate to the valid existence and good standing of each Guaranteeing Subsidiary, they are based solely on certificates of good standing received from the Secretary of State of the State of Texas and the Texas Comptroller of Public Accounts.

        We hereby consent to the filing of this opinion as Exhibit 5.2 to the Registration Statement and to the reference to this firm in the Registration Statement and the related prospectus under the caption "Legal Matters." In giving such consent, we do not thereby admit that we are experts with respect to any part of the Registration Statement, including this Exhibit, within the meaning of the term "expert" as used in the Act or the rules and regulations of the Commission issued thereunder. The opinions expressed herein are rendered on and as of the date hereof, and we assume no obligation to update, supplement or advise you, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

Yours truly,
/s/ Kirkpatrick & Lockhart Nicholson Graham, LLP

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Schedule I

Resolutions

1.
Unanimous Written Consent of the Board of Directors and Consent of the Sole Stockholder of NEMA Beverage Corporation dated October 6, 2005.

2.
Unanimous Written Consent of the Board of Directors and Consent of the Sole Stockholder of NEMA Beverage Parent Corporation dated October 6, 2005.

3.
Unanimous Written Consent of the Board of Directors and Consent of the Sole Stockholder of NEMA Beverage Holding Corporation dated October 6, 2005.

[LETTERHEAD OF KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP]

April 7, 2006

The Neiman Marcus Group, Inc.
Neiman Marcus, Inc.
One Marcus Square
1618 Main Street
Dallas, Texas 75201
Attention: Nelson A. Bangs, Esq.

        Re: Worth Avenue Leasing Company

Ladies and Gentlemen:

        We have acted as special Florida counsel to Worth Avenue Leasing Company, a Florida corporation (the "Guaranteeing Subsidiary"), in connection with (i) the $700,000,000 aggregate principal amount of 9%/9 3/4% Senior Notes due 2015 (the "Senior Notes") issued under a senior indenture, dated as of October 6, 2005 (the "Senior Indenture"), among The Neiman Marcus Group, Inc. (the "Company"), Newton Acquisition, Inc., a Delaware corporation ("Newton Acquisition"), each of the domestic subsidiaries (the "Subsidiary Guarantors") of the Company, and Wells Fargo Bank, National Association, as trustee (the "Trustee") and (ii) the $500,000,000 aggregate principal amount of 10 3/8% Senior Subordinated Notes due 2015 (the "Senior Subordinated Notes" and, together with the Senior Notes, the "Securities") issued under a senior subordinated indenture, dated as of October 6, 2005 (the "Senior Subordinated Indenture" and, together with the Senior Indenture, the "Indentures"), among the Company, Newton Acquisition, the Subsidiary Guarantors and the Trustee. In connection with the Transactions, as set forth in the Indentures, each Subsidiary Guarantor guaranteed the Senior Notes on a senior basis and the Senior Subordinated Notes on a senior subordinated basis (the "Subsidiary Guarantee").

        Capitalized terms used but not defined herein have the meanings given to them in the Form S-4 Registration Statement Under the Securities Act of 1933, as amended (the "Act") filed with the Securities and Exchange Commission (the "Commission") by the Company and Neiman Marcus, Inc. on the date hereof (the "Registration Statement"), in respect of the Issuer's Senior Exchange Notes and Senior Subordinated Exchange Notes to be offered in exchange for all of the Issuer's outstanding Senior Notes and Senior Subordinated Notes.

        We did not participate in the preparation of any of the Indentures, the Registration Statement and the Form S-1 Registration Statement Under the Act filed with the Commission by the Company and Neiman Marcus, Inc. on the date hereof (the "S-1 Registration Statement"). Accordingly, we do not pass upon or assume any responsibility for the accuracy, completeness or fairness of the information contained in such materials.

        In connection with rendering the opinions set forth below, we have examined the Indentures and made such other investigation as we have deemed appropriate. We have examined and relied on certificates of public officials, resolutions of the Board of Directors of the Guaranteeing Subsidiary dated October 6, 2005 (the "Resolutions"), and a written consent of the Company, as the sole stockholder of the Guaranteeing Subsidiary. We have also relied on the statements contained in the Registration Statement and the S-1 Registration Statement. We have not independently established any of the facts so relied on.

        For the purposes of this opinion letter we have assumed that the persons signing the Resolutions constitute all of the directors of the Guaranteeing Subsidiary and that each was duly elected and qualified. We have also assumed that the execution and delivery of the Indentures by the Guaranteeing Subsidiary is necessary for the conduct, promotion or attainment of its business. We have further assumed that each document submitted to us is accurate and complete, that each such document that is an original is authentic, that each such document that is a copy conforms to an authentic original, and that all signatures on each such document are genuine. We have also assumed the legal capacity of natural persons, and we have assumed that each party to each of the Indentures (other than the Guaranteeing Subsidiary) has the legal capacity and has satisfied all legal requirements necessary to make that Indenture enforceable against it. We have not verified any of the foregoing assumptions.

        The opinions expressed in this opinion letter are limited to the law of the State of Florida. Except as expressly set forth in this opinion letter, we are not opining on specialized laws that are not customarily covered in opinion letters of this kind, such as tax, insolvency, antitrust, pension, employee benefit, environmental, intellectual property, banking, insurance, labor, health and safety, and securities laws. We are not opining on federal law or the law of any county, municipality or other political subdivision or local governmental agency or authority.

        Based on the foregoing, and subject to the foregoing and the additional qualifications and other matters set forth below, it is our opinion that:

        1.     The Guaranteeing Subsidiary is validly existing as a corporation and its status is active under the laws of the State of Florida.

        2.     The Guaranteeing Subsidiary has the corporate power to enter into each of the Indentures.

        3.     The execution and delivery, as a guarantor, of each of the Indentures was duly authorized by all necessary corporate action of the Guaranteeing Subsidiary and each of the Indentures was duly executed and delivered by the Guaranteeing Subsidiary.

        We express no opinion with respect to any matter involving financial information or relating to compliance with financial covenants or financial requirements.

        Insofar as the foregoing opinions relate to the valid existence and the active status of the Guaranteeing Subsidiary, they are based solely on the certificate of status received from the Secretary of State of the State of Florida.

        We hereby consent to the filing of this opinion as Exhibit 5.2 to the Registration Statement and to the reference to this firm in the Registration Statement and the related prospectus under the caption "Legal Matters." In giving such consent, we do not thereby admit that we are experts with respect to any part of the Registration Statement, including this Exhibit, within the meaning of the term "expert" as used in the Act or the rules and regulations of the Commission issued thereunder. The opinions expressed herein are rendered on and as of the date hereof, and we assume no obligation to update, supplement or advise you, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

Yours truly,
/s/ Kirkpatrick & Lockhart Nicholson Graham LLP

2

[LETTERHEAD OF Kirkpatrick & Lockhart Nicholson Graham LLP]

April 7, 2006

The Neiman Marcus Group, Inc.
Neiman Marcus, Inc.
One Marcus Square
1618 Main Street
Dallas, Texas 75201
Attention: Nelson A. Bangs, Esq.

        Re: NMGP, LLC

Ladies and Gentlemen:

        We have acted as special Virginia counsel to NMGP, LLC, a Virginia limited liability company (the "Guaranteeing Subsidiary"), in connection with (i) the $700,000,000 aggregate principal amount of 9%/9 3/4% Senior Notes due 2015 (the "Senior Notes") issued under a senior indenture, dated as of October 6, 2005 (the "Senior Indenture"), among The Neiman Marcus Group, Inc. (the "Company"), Newton Acquisition, Inc., a Delaware corporation ("Newton Acquisition"), each of the domestic subsidiaries (the "Subsidiary Guarantors") of the Company, and Wells Fargo Bank, National Association, as trustee (the "Trustee") and (ii) the $500,000,000 aggregate principal amount of 10 3/8% Senior Subordinated Notes due 2015 (the "Senior Subordinated Notes" and, together with the Senior Notes, the "Securities") issued under a senior subordinated indenture, dated as of October 6, 2005 (the "Senior Subordinated Indenture" and, together with the Senior Indenture, the "Indentures"), among the Company, Newton Acquisition, the Subsidiary Guarantors and the Trustee. In connection with the Transactions, as set forth in the Indentures, each Subsidiary Guarantor guaranteed the Senior Notes on a senior basis and the Senior Subordinated Notes on a senior subordinated basis (the "Subsidiary Guarantee").

        Capitalized terms used but not defined herein have the meanings given to them in the Form S-4 Registration Statement Under the Securities Act of 1933, as amended (the "Act") filed with the Securities and Exchange Commission (the "Commission") by the Company and Neiman Marcus, Inc. on the date hereof (the "Registration Statement"), in respect of the Issuer's Senior Exchange Notes and Senior Subordinated Exchange Notes to be offered in exchange for all of the Issuer's outstanding Senior Notes and Senior Subordinated Notes.

        We did not participate in the preparation of any of the Indentures, the Registration Statement and the Form S-1 Registration Statement Under the Act filed with the Commission by the Company and Neiman Marcus, Inc. on the date hereof (the "S-1 Registration Statement"). Accordingly, we do not pass upon or assume any responsibility for the accuracy, completeness or fairness of the information contained in such materials.

BOSTON • DALLAS • HARRISBURG • LONDON • LOS ANGELES • MIAMI • NEWARK • NEW YORK • PALO ALTO •  PITTSBURG • SAN FRANCISCO • WASHINGTON

        In connection with rendering the opinions set forth below, we have examined the Indentures and made such other investigation as we have deemed appropriate. We have examined and relied on certificates of public officials and the Unanimous Written Consent of the Managers and Consent of the Sole Owner of the Guaranteeing Subsidiary dated October 6, 2005 (the "Consent"). We have also relied on the statements contained in the Registration Statement and the S-1 Registration Statement. We have not independently established any of the facts so relied on.

        For the purposes of this opinion letter we have assumed that the persons signing the Consent as managers of the Guaranteeing Subsidiary constitute all of the managers of the Guaranteeing Subsidiary, and that each was duly appointed and qualified as such, and that the person executing the Consent on behalf of the Company is a duly elected and qualified officer of the Company with due authority to execute the Consent for and on behalf of the Company. Further, we have assumed that the Company owned as of the date of the Consent all of the issued and outstanding membership interests in the Guaranteeing Subsidiary and that the Company had as of the date of the Consent the full power to vote such membership interests. We have also assumed that the execution and delivery of the Indentures by the Guaranteeing Subsidiary is necessary for the conduct, promotion or attainment of its business. We have further assumed that each document submitted to us is accurate and complete, that each such document that is an original is authentic, that each such document that is a copy conforms to an authentic original, and that all signatures on each such document are genuine. We have also assumed the legal capacity of natural persons, and we have assumed that each party to each of the Indentures (other than the Guaranteeing Subsidiary) has the legal capacity and has satisfied all legal requirements necessary to make that Indenture enforceable against it. We have not verified any of the foregoing assumptions.

        The opinions expressed in this opinion letter are limited to the law of the Commonwealth of Virginia. Except as expressly set forth in this opinion letter, we are not opining on specialized laws that are not customarily covered in opinion letters of this kind, such as tax, insolvency, antitrust, pension, employee benefit, environmental, intellectual property, banking, insurance, labor, health and safety, and securities laws. We are not opining on federal law or the law of any county, municipality or other political subdivision or local governmental agency or authority.

        Based on the foregoing, and subject to the foregoing and the additional qualifications and other matters set forth below, it is our opinion that:

        1.     The Guaranteeing Subsidiary is validly existing as a limited liability company and is in good standing under the laws of the Commonwealth of Virginia.

        2.     The Guaranteeing Subsidiary has the power to enter into each of the Indentures.

        3.     The execution and delivery, as a guarantor, of each of the Indentures was duly authorized by all necessary action of the Guaranteeing Subsidiary, and each of the Indentures was duly executed and delivered by the Guaranteeing Subsidiary.

        We express no opinion with respect to any matter involving financial information or relating to compliance with financial covenants or financial requirements.

        Insofar as the foregoing opinions relate to the valid existence and good standing of the Guaranteeing Subsidiary, they are based solely on certificates of good standing received from the Virginia State Corporation Commission.

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        We hereby consent to the filing of this opinion as Exhibit 5.2 to the Registration Statement and to the reference to this firm in the Registration Statement and the related prospectus under the caption "Legal Matters." In giving such consent, we do not thereby admit that we are experts with respect to any part of the Registration Statement, including this Exhibit, within the meaning of the term "expert" as used in the Act or the rules and regulations of the Commission issued thereunder. The opinions expressed herein are rendered on and as of the date hereof, and we assume no obligation to update, supplement or advise you, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

                          Yours truly,

                          /s/ Kirkpatrick & Lockhart Nicholson Graham LLP

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